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                       [ARTHUR ANDERSEN LLP LOGO APPEARS HERE]

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated July 24, 1998 on the May 31, 1998 financial statements of STI Classic Funds, included in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A dated September 28, 1998, and to all references to our firm included in this Form N-14 Registration Statement.

/s/ Arthur Andersen LLP

Philadelphia, PA
February 26, 1999